Exhibit 10.2(D)

THE RUBICON PROJECT, INC.
2014 EQUITY INCENTIVE PLAN
STOCK OPTION GRANT NOTICE
FOR NON-EMPLOYEE DIRECTORS
Notice is hereby given of the grant by The Rubicon Project, Inc. (the “Company”) to the Participant named below (the “Participant”) of an Option award as described below (the “Option”) under the Company’s 2014 Equity Incentive Plan (the “Plan”). The Option gives Participant the right to purchase the number of shares (each a “Share”) of the Company’s Common Stock, par value $0.00001 (the “Common Stock”) set forth below at the exercise price set forth below and subject to vesting as set forth below. The Option is governed by and subject to this Notice (which includes various agreements and representations by Participant) and the Plan (which is available on the Company intranet (Inside RP) and incorporated herein by reference). In the event of a conflict between the terms of this Notice and the Plan, the terms of the Plan shall control. By acceptance of the Option, and also by acceptance through performance of the vesting requirements and by exercising the Option, Participant agrees to the terms and conditions set forth in this Notice and the Plan. Capitalized terms used but not defined in this Notice shall have the meanings given to them in the Plan.
Participant Name:
Number of Shares Subject to Option:
Issuance Date:
Type of Option:                Nonstatutory Stock Option
Exercise Price:                    $     per share
Expiration Date: Subject to earlier termination as described below, the Option will expire and cease to be exercisable on the tenth anniversary of the Issuance Date.
Exercise: The Option may be exercised only to the extent vested. Exercise is effected by Participant’s delivery of written notice to the Company in the manner determined by the Company specifying the exercise date and number of Shares to be purchased, together with payment of the exercise price for the Shares purchased. The exercise price must be paid in cash unless the Company, in its discretion, allows another form of payment specified in the Plan
Vesting and Termination:

The Option shall be subject to vesting as follows:
[For initial awards] For purposes of this Notice, “Vesting Date” means the first, second and third anniversaries of the Issuance Date, subject to continued service on the Board. On each vesting date, the Option shall vest with respect to one-third of the underlying Shares. However, notwithstanding the foregoing, if Participant is serving on the Board at the time of a Change in Control, the Option shall become fully vested and exercisable upon (but effective immediately prior to) the occurrence of the Change in Control. Furthermore, if Participant ceases service on the Board for any reason other than removal for cause, any unvested portion of the Option shall become vested with respect to a number of underlying Shares (up to but not exceeding the number of unvested Shares remaining subject to the Option) equal to the product of the total number of Shares underlying the Option scheduled to vest on the next Vesting Date, and a fraction, the numerator of which is the number of full 30-day periods beginning on the later of the previous Vesting Date or the Issuance Date, as applicable, and ending on the date of cessation of Board service, and the denominator of which is 12. In the event that Participant is removed from the Board for cause, vesting will cease and any and all outstanding Options, whether vested or unvested, shall automatically terminate.
[for basic annual awards]This award shall, subject to continued Board service, vest in full on the first anniversary of the Issuance Date or, if earlier, immediately prior to the first annual meeting of stockholders of the Company (“Annual Meeting”) following the Issuance Date. However, notwithstanding the foregoing, if Participant is serving on the Board at the time of a Change in Control, the Option shall become fully vested and exercisable upon (but effective immediately prior to) the occurrence of the Change in Control. Furthermore, if Participant ceases service on the Board for any reason other than removal for cause, any unvested portion of the Option shall become vested with respect to a number of underlying Shares (up to but not exceeding the number of unvested Shares remaining subject to the Option) equal to the product of the total number of Shares underlying the Option and a fraction, the numerator of which is the number of full 30-day periods beginning on the Issuance Date and ending on the date of cessation of Board service, and the denominator of which is 12. In the event that Participant is removed from the Board for cause, vesting will cease and any and all outstanding Options, whether vested or unvested, shall automatically terminate.
[for pro-rata annual awards] This award shall, subject to continued Board service, vest immediately prior to the first Annual Meeting following the Issuance Date or, if earlier, upon the anticipated Annual Meeting date used in calculate the number of Shares subject to this Option. However, notwithstanding the foregoing, if Participant is serving on the Board at the time of a Change in Control, the Option shall become fully vested and exercisable upon (but effective immediately prior to) the occurrence of the Change in Control. Furthermore, if Participant ceases service on the Board for any reason other than removal for cause, any unvested portion of the Option shall become vested with respect to a number of underlying Shares (up to but not exceeding the number of unvested Shares remaining subject to the Option) equal to the product of the total number of Shares underlying the Option and a fraction, the numerator of which is the number of full 30-day periods beginning on the Issuance Date and ending on the date of cessation of Board service, and the denominator of which is the number of 30-day periods used to calculate the number of Shares subject to this Option. In the event that Participant is removed from the Board for cause, vesting will cease and any and all outstanding Options, whether vested or unvested, shall automatically terminate.
The ability to exercise the vested portion of the Option following termination of Participant’s Continuous Service will be as provided in Section 5 of the Plan.
Furthermore, under all circumstances, the vesting of Options shall be subject to the satisfaction of Participant’s obligations as set forth in Section 6(b).

1.    Prior to Exercise. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of the Option, whether or not vested; stockholder rights accrue only in respect of Shares that have been issued by the Company and recorded on the records of the Company or its transfer agents or registrars following proper exercise of the Option. No adjustment shall be made for any dividends (ordinary or extraordinary, whether cash, securities, or other property) or distributions or other rights for which the record date is prior to the date Shares are issued following proper exercise of the Option.
2.    Forfeiture Upon Termination of Continuous Service. Except as otherwise provided in the vesting terms set forth above in this Notice, if Participant ceases to remain in Continuous Service at any time for any reason, the then-unvested portion of the Option will thereupon terminate and may not be exercised. After termination of Participant’s Continuous Service for any reason or no reason, Participant (or in the case of Participant’s death, Participant’s heirs or estate) may exercise the Option, but only to the extent vested at the time of or as a result of termination of Participant’s Continuous Service and not previously exercised, until the earlier of (i) the Expiration Date, or (ii) the close of business on the 90th day after termination of Participant’s Continuous Service, or the 180th day if termination of Continuous Service is due to Participant’s death or Disability, and after the Expiration Date or the 90th or 180th day after termination of Participant’s Continuous Service, as the case may be, the Option will terminate and be forfeited at no cost to the Company and Participant will have no further rights with respect thereto.
3.    Tax Consequences, Withholding, and Liability.
(a) Participant understands that Participant may suffer adverse tax consequences as a result of the grant, vesting or exercise of the Option and issuance and/or disposition of the Shares. Participant understands that the actual tax consequences associated with the Option and Shares are complicated and depend, in part, on Participant’s specific situation and may also depend on the resolution of currently uncertain tax law and other variables not within the control of the Company. THEREFORE, PARTICIPANT SHOULD SEEK INDEPENDENT ADVICE REGARDING THE APPLICABLE PROVISIONS OF THE FEDERAL TAX LAW AND THE TAX LAWS OF ANY MUNICIPALITY, STATE OR NON-U.S. JURISDICTION TO WHICH PARTICIPANT IS SUBJECT. By accepting (through performance) the Option and by its exercise, Participant acknowledges and agrees that Participant has either consulted with a competent tax advisor independent of the Company to obtain tax advice concerning the Option and Shares in light of Participant’s specific situation or has had the opportunity to consult with such a tax advisor and has chosen not to do so. Neither the Company nor any of its employees, counsel, or agents has provided to Participant, and Participant has not relied upon from the Company or any of its employees, counsel, or agents, any written or oral advice or representation regarding the U.S. federal, state, local or non-U.S. tax consequences of the receipt, vesting and exercise of the Option, the other transactions contemplated by this Notice, or the value of the Company or the Options or Shares at any time. With respect to such matters, Participant relies solely on Participant’s own advisors.
(b) Participant (and not the Company) shall be responsible for Participant’s own tax liability that may arise as a result of the receipt, vesting and exercise of the Option, or the other transactions contemplated by this Notice. Pursuant to such procedures as the Plan administrator may specify from time to time, the Company shall satisfy its obligations to pay withholding taxes or other tax deposits in connection with the receipt, ownership and/or vesting of the Option, the issuance of Shares upon exercise of the Option, or the other transactions contemplated by this Notice in accordance with applicable law or regulation (the “Tax Obligations”). If amounts paid by the Company in respect of Tax Obligations are less than Participant’s tax obligations, Participant is solely responsible for any additional taxes due. If amounts paid by the Company in respect of Tax Obligations exceed Participant’s tax obligations, Participant’s sole recourse will be against the relevant taxing authorities, and the Company and its Affiliates will have no obligation to Participant in respect thereof. Participant is responsible for determining Participant’s actual income tax liabilities and making appropriate payments to the relevant taxing authorities to fulfill Participant’s tax obligations and avoid interest and penalties.
(c) Payment by the Company or its Affiliate of the Tax Obligations will result in a commensurate obligation of Participant to pay, or cause to be paid, to the Company or its Affiliate, in accordance with Section 9(h) of the Plan, the amount of Tax Obligations so paid, and the Company shall not be required to issue any Shares unless and until Participant has satisfied this obligation. To the extent determined appropriate by the Company in its discretion, it shall have the right (but not the obligation) to cause Participant to satisfy any or all Tax Obligations by withholding and retaining Shares otherwise deliverable to Participant having an aggregate Fair Market Value equal to the amount of such Tax Obligations.
4.    No Guarantee of Continued Service. THE VESTING OF THE OPTION PURSUANT TO THE VESTING SCHEDULE APPLICABLE THERETO IS EARNED ONLY BY CONTINUOUS SERVICE AND NOT THROUGH THE ACT OF BEING RETAINED, BEING GRANTED THE OPTION OR ACQUIRING SHARES UPON EXERCISE OF THE OPTION. THIS NOTICE, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE APPLICABLE TO THE OPTION DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT TO PROVIDE SERVICE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT RESTRICT OR INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT TO CEASE SERVICE ON THE BOARD AT ANY TIME FOR ANY REASON OR NO REASON OR THE RIGHT OF THE COMPANY TO REMOVE PARTICIPANT FROM THE BOARD IN ACCORDANCE WITH THE COMPANY’S CHARTER, BYLAWS AND GOVERNING LAW.
5.    Participant Representations.
(a) Participant acknowledges that (i) Participant was and is free to use professional advisors of Participant’s choice in connection with this Notice and grant of the Option, that Participant understands this Notice and the meaning and consequences of receiving the Option and Shares issued upon exercise of the Option; (ii) Participant has reviewed and understands this Notice and the Plan; (iii) receipt of the Option and any Shares issued upon exercise is voluntary and Participant is accepting the Option and any Shares issued upon exercise freely and without coercion or duress; and (iv) Participant has not received and is not relying, and will not rely, upon any advice, representations or assurances made by or on behalf of the Company or any of its Affiliates or any employee of or counsel to the Company or any of its Affiliates regarding any tax or other effects or implications of the Option, its exercise, receipt of Shares, or other matters contemplated by this award of Options.

(b) Participant is aware of the Company’s business affairs and financial condition and understands that an investment in the Shares involves a high degree of risk. Participant has not received and is not relying, and will not rely, upon any advice, representations or assurances made by or on behalf of the Company or any of its Affiliates or any employee of or counsel to the Company or any of its Affiliates regarding the Company’s prospects or the value of the Option or Shares issuable upon exercise.
6.    Additional Conditions to Issuance of Stock.

(a)    Legal and Regulatory Compliance. The issuance of Shares upon or after exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. If at any time the Company determines, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary as a condition to the issuance of Shares to Participant (or his or her estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. If the Company determines that the issuance of any Shares will violate federal securities laws or other applicable laws or regulations or the requirements of any exchange or market system upon which the Shares are listed, the Company may defer issuance until the earliest date at which the Company reasonably anticipates that the issuance of Shares will no longer cause such violation. Accordingly, Participant may not be able to receive Shares when desired even though Participant has requested to exercise the Option. The Company will make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority, but the inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance of any Shares shall relieve the Company of any liability in respect of the failure to issue such Shares as to which such requisite authority shall not have been obtained. As a condition to the issuance of Shares, the Company may require Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company. Without limiting the foregoing, if at the time of exercise of the Option, there is not in effect under the Securities Act of 1933, as amended (the “Securities Act”), a registration statement covering the Shares to be issued, and available for delivery a prospectus meeting the requirements of Section 10(a)(3) of the Securities Act, Participant shall, if required by the Company, as a condition to exercise of the Option and issuance of the Shares, make appropriate representations in a form satisfactory to the Company to support issuance of the Shares in compliance with applicable laws and regulations, including to the effect that such Shares will not be sold other than (A) pursuant to an effective registration statement under the Securities Act, or an applicable exemption from the registration requirements of such Act; (B) in compliance with all applicable state securities laws and regulations; and (C) in compliance with all terms and conditions of the Plan, this Notice, and any other written agreement between Participant and the Company or any of its Affiliates.

(b)    Obligations to the Company. As a condition to receipt of the Options and issuance of Shares as a result of exercise, Participant must enter into the Company’s Intellectual Property Assignment and Confidential Information Agreement, or a similar or successor agreement for the protection of the Company’s intellectual property and confidential information, in form specified by the Company (the “Proprietary Interests Agreement”), if Participant has not already done so, and Participant’s acceptance of the Option and any Shares issued upon exercise will constitute Participant’s agreement to the Proprietary Interests Agreement. If Participant breaches in any material respect the Proprietary Interests Agreement or any other contract between Participant and the Company, or Participant’s common law duty of confidentiality or trade secret protection, or any Company policy prohibiting misappropriation of property or any illegal or fraudulent acts, the Company may suspend any vesting and/or exercise of the Option and/or issuance of any Shares pending Participant’s cure of such breach, and if such breach cannot be cured or is not cured to the Company’s reasonable satisfaction within such time not less than twenty (20) days as the Company may specify, the Company may terminate the Option to the extent not exercised and will have no obligation to issue any Shares in respect of the terminated Option or to provide any consideration to Participant in respect thereof.

7.    Handling of Shares; Restrictive Legends and Stop-Transfer Orders.

(a)    Book Entries. The Company will cause the Shares issuable upon exercise of the Option to be recorded in book entry or other electronic form and reflected in records maintained by or for the Company.

(b)    Legends. Each data base entry representing any Shares issuable upon exercise of the Option may be endorsed with legends substantially as set forth below, as well as such other legends as the Company may deem appropriate to implement the provisions of this Notice or comply with applicable laws and regulations and Company policies:

THE SHARES REPRESENTED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF ANY UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(c)    Stop-Transfer Notices. In order to ensure compliance with the restrictions referred to herein and Company policies, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(d)    Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Notice or any other agreement to which the Shares are subject or any laws governing the Shares or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

8.    Restrictions on Transfer. Except as otherwise expressly provided in this Notice, the Option will not in whole or part be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any interest in the Option, or upon any attempted sale under any execution, attachment or similar process, the affected Option will become null and void without further obligation to Participant. The Company may impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any Shares issued upon the exercise of the Option, including without limitation (a) restrictions under an insider trading policy, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by Participant and other holders, and (c) restrictions as to the use of a specified brokerage firm for such resales or other transfers.
9.    Lock-Up. In connection with any underwritten public offering by the Company of its equity securities pursuant to a registration statement filed under the Securities Act, upon the request of the Company or the underwriters managing such offering, during the Lock-up Period (as defined below) Participant shall not, without the prior written consent of the Company or its underwriters, directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares or other securities into which the Shares may be converted or that are issued in respect of the Shares (other than those included in the registration). For this purpose, the “Lock-up Period” means such period of time after the effective date of the registration as is requested by the Company or the underwriters; provided that such period shall not exceed 180 days (or such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules). The Company’s underwriters shall be beneficiaries of the provision set forth in this Section 9, and Participant shall execute and deliver such agreements as may be reasonably requested by the Company or the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto. In addition, if requested by the Company or the underwriters of Common Stock (or other securities) of the Company, Participant shall provide, within ten (10) days of such request, such information as may be required or reasonably requested by the Company or the underwriters in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 9 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the Shares (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period. Participant agrees, and will cause any transferee to agree, that any transferee of the Option shall be bound by this Section 9.
10.    Additional Agreements.
(a) Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the Option or Shares by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to administration of this Notice, the Option and the Shares through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.
(b) Personal Information. To facilitate the administration of the Plan and any successor plan and the terms of this Notice, it may be necessary for the Company (or its payroll administrators) to collect, hold and process certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of Company Common Stock owned, relationship to the Company, details of all awards issued under the Plan or any predecessor or successor plan or any other entitlement to shares of Company Common Stock awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”) and to transfer this Data to certain third parties such as transfer agents, stock plan administrators, and brokers with whom Participant or the Company may elect to deposit any Shares. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s Data for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan and any predecessor and successor plan. Participant understands that Data will be transferred to the Company’s transfer agent, broker, administrative agents or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan and any predecessor and successor plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant authorizes the Company, the Company’s broker, administrative agents, and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan or any predecessor or successor plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Participant’s participation in the Plan or any predecessor or successor plan. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan or any predecessor or successor plan. The Participant understands if he or she resides outside the United States, he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her service career with the Company will not be adversely affected; the only adverse consequence of refusing or withdrawing Participant's consent is that the Company would not be able to grant Options or other equity awards or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan or any successor plan.
(c) Proprietary Information. Participant agrees that all financial and other information relating to the Company furnished to Participant constitutes “Proprietary Information” that is the property of the Company. Participant shall hold in confidence and not disclose or, except within the scope of Participant’s Continuous Service, use any Proprietary Information. Participant shall not be obligated under this paragraph with respect to information Participant can document is or becomes readily publicly available without restriction through no fault of Participant. Upon termination of Participant’s Continuous Service, Participant shall promptly return to Company all items containing or embodying Proprietary Information (including all copies). This paragraph supplements, but does not limit, any other agreement between Participant and the Company, or any applicable law, related to protection, ownership, or use of the Company’s information or property.
(d) Consideration. The Option and Shares issued upon exercise are issued in consideration of services provided by Participant and/or other benefit to the corporation within the meaning of Section 152 of the General Corporation Law of the State of Delaware; Participant is not required to make any cash payment to the Company in respect of issuance of Options, but is required to pay the exercise price listed in the Notice prior to the issuance of Shares.
11.    General.
(a) No Waiver; Remedies. Either party’s failure to enforce any provision of this Notice shall not in any way be construed as a waiver of any such provision, or prevent that party from thereafter enforcing such provision and each and every other provision of this Notice. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.
(b) Successors and Assigns. The terms of this Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, the terms of this Notice shall be binding upon Participant and Participant’s heirs, executors, administrators, successors and assigns. The rights and obligations of Participant under this Notice may only be assigned with the prior written consent of the Company.

(c) Notices. Any notice hereunder shall be in writing (which shall include electronic transmission) and shall be deemed received (i) the business day following electronic verification of receipt if sent electronically, (ii) upon personal delivery to the party to whom the notice is directed, (iii) the business day following deposit with a reputable overnight courier, or (iv) five days after deposit in the U.S. mail, First Class with postage prepaid. Notice shall be addressed to the Company at its principal executive office and to Participant at the address that he or she most recently provided to the Company. Participant agrees that it is Participant’s responsibility to notify the Company of any changes to his or her mailing address so that Participant may receive any shareholder information to be delivered by regular mail.

(d) Interpretation. Headings herein are for convenience of reference only, do not constitute a part of this Notice, and will not affect the meaning or interpretation of this Notice. References herein to Sections are references to the referenced Section hereof, unless otherwise specified. The Board or its Committee will have the power to interpret the Plan and this Notice and to adopt such rules for the administration, interpretation and application of the Plan and this Notice as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of the extent, if any, to which the Option has vested). All actions taken and all interpretations and determinations made by the Board or its Committee in good faith will be final and binding upon Participant, the Company and all other interested persons. Neither the Board or its Committee nor any person acting on behalf of the Board or its Committee will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Notice.
(e) Modifications to Notice. Modifications to this Notice can be made only in an express written contract executed by a duly authorized officer of the Company and shall not require the consent of the Participant unless such modification would materially adversely affect the rights of the Participant hereunder. Notwithstanding anything to the contrary in the Plan or this Notice, the Company reserves the right to revise this Notice as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection to the Option.
(f) Governing Law; Severability. This Notice is governed by the internal substantive laws, but not the choice of law rules, of Delaware. If any provision of this Notice becomes or is declared by a court or arbitrator having jurisdiction over a dispute hereunder to be illegal, unenforceable or void, such provision shall be amended to the extent necessary to conform to applicable law so as to be valid and enforceable and to achieve, to the extent possible, the economic, business and other purposes of such illegal, unenforceable, or void provision or, if such provision cannot be so amended without materially altering the intention of the parties, then such provision shall deleted from this Notice and the remainder of this Notice shall continue in full force and effect.
(g) Entire Agreement. The Plan and this Notice form a contract and constitute the entire understanding between Participant and the Company with respect to the Option and the Shares issuable upon exercise of the Option and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect thereto.

Dated: __________________	THE RUBICON PROJECT, INC. By:______________________________ Name:__________ Title: __________